EX-99.77J REVALUATN

Exhibit 77(j)(b) - Restatement of Capital Accounts

For the year ended August 31, 2013, the Geneva Advisors All Cap Growth Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$-
$(12)
$12

The reclassifications have no effect on net assets or net asset value per share.

For the year ended August 31, 2013, the PMC Core Fixed Income Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$(544,330)
$221,320
$323,010

The reclassifications have no effect on net assets or net asset value per share.

For the year ended August 31, 2013, the PMC Diversified Equity Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$47,422
$(426,048)
$378,626

The reclassifications have no effect on net assets or net asset value per share.

For the year ended August 31, 2013, the Geneva Advisors Equity Income Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$875,443
$(884,502)
$9,059

The reclassifications have no effect on net assets or net asset value per share.

For the year ended August 31, 2013, the Performance Trust Total Return Bond Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$1,000,216
$(1,000,216)
$-

The reclassifications have no effect on net assets or net asset value per share.

For the year ended August 31, 2013, the Morgan Dempsey Small/Micro Cap Value Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$253
$(253)
$-

The reclassifications have no effect on net assets or net asset value per share.

For the year ended August 31, 2013, the Performance Trust Municipal Bond Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$(2)
$2
$-

The reclassifications have no effect on net assets or net asset value per share.

For the year ended August 31, 2013, the Samson STRONG Nations Currency Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$(1,160,162)
$1,160,162
$-

The reclassifications have no effect on net assets or net asset value per share.

For the year ended August 31, 2013, the Geneva Advisors International Growth Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Accumulated Net

Net Investment
Realized

Income/(Loss)
Gain/(Loss)
Paid-in Capital

$(1)
$1
$-

The reclassifications have no effect on net assets or net asset value per share.